As filed with the Securities and Exchange Commission August 24, 2000.
                                                           Registration No. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                IMAX CORPORATION
             (Exact name of registrant as specified in its charter)

            Canada                                              98-0140269
 (State or other jurisdiction                                (I.R.S. Employer
       of organization)                                     Identification No.)

                               2525 Speakman Drive
                          Mississauga, Ontario L5K 1B1
                    (Address of principal executive offices)

                       IMAX CORPORATION STOCK OPTION PLAN
                            (Full title of the Plan)

                                   ----------

                                IMAX U.S.A. Inc.
                         110 E. 59th Street, Suite 2100
                               New York, NY 10022
                     (Name and address of agent for service)

                                 (212) 821-0100
          (Telephone number, including area code, of agent for service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------
             Title of                Amount         Proposed Maximum          Proposed Maximum         Amount of
         Securities to be             To Be        Offering Price Per             Aggregate          Registration
          Registered(1)            Registered           Share(2)               Offering Price             Fee
---------------------------------------------------------------------------------------------------------------------
   Common Shares (no par value)     2,500,000         U.S.$26.6875             U.S.$66,718,750      U.S.$17,613.75
---------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of Common Shares stated above, such additional Common Shares to be offered or issued to prevent dilution as a result of future stock dividends or stock splits. No additional registration fee is included for these shares.

(2) Estimated pursuant to paragraph (c) of Rule 457 under the Securities Act, as amended, solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the Common Shares quoted on The Nasdaq National Market on August 22, 2000.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The contents of the Registrant's Registration Statements on Form S-8 (File Nos. 333-5720 and 333-30970) are hereby incorporated by reference herein.

Item 8.  Exhibits.

       The following documents are filed as part of this Registration Statement:

Exhibit
Number      Description
--------------------------------------------------------------------------------

4.1 Articles of Incorporation of Imax Corporation (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form F-1 (File No. 33-77536)).

4.2         Imax Corporation Stock Option Plan, as amended June 7, 2000.

5 Opinion of McCarthy Tetrault, counsel to the Registrant, as to the validity of the securities registered hereby.

23.1        Consent of PricewaterhouseCoopers LLP.

23.2        Consent of McCarthy Tetrault.

24 Powers of Attorney (contained on the signature page of this Registration Statement on Form S-8).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 23, 2000.

                                         IMAX CORPORATION


                                         By:        /s/ Bradley J. Wechsler
                                             -----------------------------------
                                             Name:   Bradley J. Wechsler
                                             Title:  Co-Chairman of the Company,
                                                     Co-Chief Executive Officer
                                                     and Director

                               POWERS OF ATTORNEY

                  Each of the undersigned whose signatures appears below hereby constitutes and appoints Bradley J. Wechsler and Richard L. Gelfond, either of whom may act individually, as his or her lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                        Title                     Date
          ---------                        -----                     ----



   /s/ Bradley J. Wechsler                                       August 23, 2000
----------------------------
     Bradley J. Wechsler       Co-Chairman of the Company,
                               Co-Chief Executive Officer
                               and Director
                               (Principal Executive Officer)

   /s/ Richard L. Gelfond                                        August 23, 2000
----------------------------
      Richard L. Gelfond       Co-Chairman of the Company,
                               Co-Chief Executive Officer
                               and Director
                               (Principal Executive Officer)

    /s/ Michael J. Biondi                                        August 23, 2000
----------------------------
      Michael J. Biondi        Director


   /s/ Kenneth G. Copland                                        August 23, 2000
----------------------------
      Kenneth G. Copland       Director


     /s/ J. Trevor Eyton                                         August 23, 2000
----------------------------
       J. Trevor Eyton         Director


     /s/ Garth M. Girvan                                         August 23, 2000
----------------------------
       Garth M. Girvan         Director


     /s/ G. Edmund King                                          August 23, 2000
----------------------------
        G. Edmund King         Director

    /s/ Murray B. Koffler                                        August 23, 2000
----------------------------
      Murray B. Koffler        Director


       /s/ Sam Reisman                                           August 23, 2000
----------------------------
         Sam Reisman           Director


      /s/ Marc A. Utay                                           August 23, 2000
----------------------------
         Marc A. Utay          Director


   /s/ W. Townsend Ziebold                                       August 23, 2000
----------------------------
     W. Townsend Ziebold       Director


     /s/ John M. Davison                                         August 23, 2000
----------------------------
       John M. Davison         Chief Operating Officer
                               and Chief Financial Officer
                               (Principal Financial Officer)

    /s/ Mark J. Thornley                                         August 23, 2000
----------------------------
       Mark J. Thornley        Vice President Finance
                               (Principal Accounting Officer)

                            AUTHORIZED REPRESENTATIVE

                  Pursuant to the requirements of Section 6(a) of the Securities Act, this Registration Statement has been signed on behalf of the Registrant by the undersigned, solely in their capacity as the duly authorized representatives of Imax Corporation in the United States, in the City of New York, State of New York, on August 23, 2000.

                                          IMAX U.S.A. INC.



                                          By:        /s/ Bradley J. Wechsler
                                              ----------------------------------
                                              Name:  Bradley J. Wechsler
                                              Title: President



                                          By:        /s/ John M. Davison
                                              ----------------------------------
                                              Name:  John M. Davison
                                              Title: Vice President, Finance

                                  Exhibit Index

Exhibit                                                             Sequentially
Number    Description                                              Numbered Page

  4.1     Articles of Incorporation of Imax Corporation
          (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form F-1
          (File No. 33-77536)).

  4.2     Imax Corporation Stock Option Plan , as amended
          June 7, 2000.

   5 Opinion of McCarthy Tetrault, counsel to the Registrant, as to the validity of securities registered hereby.

  23.1    Consent of PricewaterhouseCoopers LLP.

  23.2    Consent of McCarthy Tetrault.

   24 Powers of Attorney (contained on the signature page of this Registration Statement on Form S-8).